Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended					Thirty-nine weeks ended
	October 27, 2012		October 29, 2011			October 27, 2012			October 29, 2011
		%		%			%			%
	Amount	Sales	Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$401,146	78.7	$414,530	79.4		$1,226,858	78.7		$1,238,424	79.5
Service revenue	108,462	21.3	107,643	20.6		333,025	21.3		319,884	20.5
Total revenues	509,608	100.0	522,173	100.0		1,559,883	100.0		1,558,308	100.0
Costs of merchandise sales	284,626	71.0	292,397	70.5		863,533	70.4		865,446	69.9
Costs of service revenue	108,942	100.4	102,855	95.6		322,057	96.7		295,607	92.4
Total costs of revenues	393,568	77.2	395,252	75.7		1,185,590	76.0		1,161,053	74.5
Gross profit from merchandise sales	116,520	29.0	122,133	29.5		363,325	29.6		372,978	30.1
Gross (loss) profit from service revenue	(480)	(0.4)	4,788	4.5		10,968	3.3		24,277	7.6
Total gross profit	116,040	22.8	126,921	24.3		374,293	24.0		397,255	25.5
Selling, general and administrative expenses	112,028	22.0	109,549	21.0		346,015	22.2		331,717	21.3
Net (loss) gain from dispositions of assets	(221)	—	(25)	—		(232)	—		61	—
Operating profit	3,791	0.7	17,347	3.3		28,046	1.8		65,599	4.2
Merger termination fees, net	(139)	—	—	—		42,816	2.7		—	—
Other income	655	0.1	627	0.1		1,646	0.1		1,783	0.1
Interest expense	17,057	3.3	6,889	1.3		30,000	1.9		19,831	1.3
(Loss) earnings from continuing operations before income taxes and discontinued operations	(12,750)	(2.5)	11,085	2.1		42,508	2.7		47,551	3.1
Income tax (benefit) expense	(6,055)	47.5 (1)	4,063	36.7	(1)	15,035	35.4	(1)	14,232	29.9	(1)
(Loss) earnings from continuing operations before discontinued operations	(6,695)	(1.3)	7,022	1.3		27,473	1.8		33,319	2.1
(Loss) income from discontinued operations, net of tax	(64)	—	(11)	—		(122)	—		3	—
Net (loss) earnings	(6,759)	(1.3)	7,011	1.3		27,351	1.8		33,322	2.1

Basic earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.13)		$0.13			$0.51			$0.63
Discontinued operations, net of tax	—		—			—			—
Basic (loss) earnings per share	$(0.13)		$0.13			$0.51			$0.63

Diluted earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.13)		$0.13			$0.51			$0.62
Discontinued operations, net of tax	—		—			—			—
Diluted (loss) earnings per share	$(0.13)		$0.13			$0.51			$0.62

Other comprehensive income:
Defined benefit plan adjustment, net of tax	354		236			1,062			709
Derivative financial instruments adjustment, net of tax	4,607		907			6,537			1,592
Other comprehensive income	4,961		1,143			7,599			2,301
Comprehensive (loss) income	(1,798)		8,154			34,950			35,623

(1)    As a percentage of earnings from continuing operations before income taxes

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	October 27, 2012	January 28, 2012	October 29, 2011

Assets
Current assets:
Cash and cash equivalents	$78,667	$58,244	$80,716
Accounts receivable, less allowance for uncollectible accounts of $1,424; $1,303 and $1,257	25,225	25,792	23,524
Merchandise inventories	634,252	614,136	606,254
Prepaid expenses	15,086	26,394	15,571
Other current assets	49,543	59,979	47,550
Total current assets	802,773	784,545	773,615
Property and equipment - net	665,529	696,339	693,779
Goodwill	46,917	46,917	46,219
Deferred income taxes	53,011	72,870	66,674
Other long-term assets	35,547	33,108	30,821
Total assets	$1,603,777	$1,633,779	$1,611,108

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$258,222	$243,712	$238,599
Trade payable program liability	125,718	85,214	68,320
Accrued expenses	218,167	221,705	221,976
Deferred income taxes	65,429	66,208	58,898
Current maturities of long-term debt	2,000	1,079	1,079
Total current liabilities	669,536	617,918	588,872

Long-term debt less current maturities	198,000	294,043	294,313
Other long-term liabilities	63,536	77,216	72,257
Deferred gain from asset sales	130,820	140,273	143,424

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,086	296,462	295,813
Retained earnings	445,503	423,437	429,935
Accumulated other comprehensive loss	(10,050)	(17,649)	(14,727)
Treasury stock, at cost - 15,460,049 shares;
15,803,322 shares and 15,835,096 shares	(257,211)	(266,478)	(267,336)
Total stockholders’ equity	541,885	504,329	512,242
Total liabilities and stockholders’ equity	$1,603,777	$1,633,779	$1,611,108

Supplemental Balance Sheet Information:
Working capital	$133,237	$166,627	$184,743
Accounts payable to inventory ratio	60.5%	53.6%	50.6%
Total debt as a percent of total capitalization	27.0%	36.9%	36.6%
Net debt as a percent of total capitalization, net	18.3%	32.0%	29.5%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)

Thirty-nine weeks ended	October 27, 2012	October 29, 2011

Cash flows from operating activities:
Net earnings	$27,351	$33,322
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss (income) from discontinued operations	122	(3)
Depreciation and amortization	59,129	59,779
Amortization of deferred gain from asset sales	(9,453)	(9,451)
Stock compensation expense	622	2,539
Deferred income taxes	14,521	8,021
Net loss (gain) from disposition of assets	232	(61)
Loss from asset impairment	8,802	389
Other	88	—
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	26,213	27,767
Increase in merchandise inventories	(20,116)	(34,874)
Increase in accounts payable	14,510	19,758
Decrease in accrued expenses	(4,208)	(18,693)
Decrease in other long-term liabilities	(1,369)	(3,483)
Net cash provided by continuing operations	116,444	85,010
Net cash (used in) provided by discontinued operations	(215)	40
Net cash provided by operating activities	116,229	85,050

Cash flows from investing activities:
Capital expenditures	(36,760)	(50,793)
Proceeds from dispositions of assets	15	89
Premiums paid on life insurance policies	—	(837)
Acquisitions, net of cash acquired	—	(42,901)
Collateral investment	—	(4,763)
Net cash used in investing activities	(36,745)	(99,205)

Cash flows from financing activities:
Borrowings under line of credit agreements	1,780	5,181
Payments under line of credit agreements	(1,780)	(5,181)
Borrowings on trade payable program liability	123,408	97,400
Payments on trade payable program liability	(82,904)	(85,367)
Payment for finance issuance cost	(6,442)	(2,441)
Borrowings under new debt	200,000	—
Debt payments	(295,122)	(809)
Dividends paid	—	(4,757)
Proceeds from stock issuance	1,999	605
Net cash (used in) provided by financing activities	(59,061)	4,631
Net increase (decrease) in cash and cash equivalents	20,423	(9,524)
Cash and cash equivalents at beginning of period	58,244	90,240
Cash and cash equivalents at end of period	$78,667	$80,716

Supplemental cash flow information:
Cash paid for income taxes	$2,635	$1,015
Cash paid for interest	$28,554	$14,577
Accrued purchases of property and equipment	$2,008	$1,486

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Thirty-nine weeks ended
		October 27, 2012	October 29, 2011	October 27, 2012	October 29, 2011

(a)	(Loss) earnings from continuing operations before discontinued operations	$(6,695)	$7,022	$27,473	$33,319
	(Loss) income from discontinued operations, net of tax	(64)	(11)	(122)	3

	Net (loss) earnings	$(6,759)	$7,011	$27,351	$33,322

(b)	Basic average number of common shares outstanding during period	53,304	52,998	53,175	52,933

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	—	600	768	661

(c)	Diluted average number of common shares assumed outstanding during period	53,304	53,598	53,943	53,594

	Basic earnings per share:
	(Loss) earnings from continuing operations before discontinued operations (a) / (b)	$(0.13)	$0.13	$0.51	$0.63
	Discontinued operations, net of tax	—	—	—	—
	Basic (loss) earnings per share	$(0.13)	$0.13	$0.51	$0.63

	Diluted earnings per share:
	(Loss) earnings from continuing operations before discontinued operations (a) / (c)	$(0.13)	$0.13	$0.51	$0.62
	Discontinued operations, net of tax	—	—	—	—
	Diluted (loss) earnings per share	$(0.13)	$0.13	$0.51	$0.62

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	October 27, 2012	October 29, 2011	October 27, 2012	October 29, 2011

Capital expenditures	$10,413	$20,157	$36,760	$50,793

Depreciation and amortization	$19,841	$20,125	$59,129	$59,779

Non-operating income:
Net rental revenue	$487	$575	$1,302	$1,592
Investment income	39	46	133	168
Merger termination fees, net	(139)	—	42,816	—
Other income	129	6	211	23

Total	$516	$627	$44,462	$1,783

Comparable sales percentages:
Service	0.2%	0.4%	0.7%	0.8%
Merchandise	-3.5%	-0.6%	-2.5%	-1.4%
Total	-2.7%	-0.4%	-1.8%	-1.0%

Total square feet of retail space (including service centers)			12,667,000	12,597,000

Store count
Supercenter			562	562
Service & Tire Center			175	159
Retail Only			7	8
Total			744	729

Sales and gross profit by line of business (A):

Service center revenue	$271,370	$269,726	$816,730	777,891
Retail sales	238,238	252,447	743,153	780,417
Total revenues	$509,608	$522,173	$1,559,883	$1,558,308

Gross profit from service center revenue, prior to impairment charge	$56,592	$55,400	$166,347	$175,314
Service center revenue impairment charge	(4,618)	—	(4,618)	(281)
Gross profit from service center revenue	$51,974	$55,400	$161,729	$175,033

Gross profit from retail sales, prior to impairment charge	$68,250	$71,521	$216,748	$222,330
Retail sales impairment charge	(4,184)	—	(4,184)	(108)
Gross profit from retail sales	$64,066	$71,521	$212,564	$222,222

Total gross profit	$116,040	$126,921	$374,293	$397,255

Comparable sales percentages by line of business (A):

Service center revenue	-0.1%	1.3%	1.0%	0.3%
Retail sales	-5.4%	-2.0%	-4.6%	-2.2%
Total revenues	-2.7%	-0.4%	-1.8%	-1.0%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue, prior to impairment charge	20.9%	20.5%	20.4%	22.5%
Impairment charge	(1.7)	—	(0.6)	(0.0)
Gross profit percentage from service center revenue	19.2%	20.5%	19.8%	22.5%

Gross profit percentage from retail sales, prior to impairment charge	28.6%	28.3%	29.2%	28.5%
Impairment charge	(1.8)	—	(0.6)	(0.0)
Gross profit percentage from retail sales	26.8%	28.3%	28.6%	28.5%

Total gross profit percentage	22.8%	24.3%	24.0%	25.5%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.